                                                                 EXHIBIT 10.05

              CONSENT AND RATIFICATION AND REAFFIRMATION AGREEMENT

                  THIS CONSENT AND RATIFICATION AND REAFFIRMATION AGREEMENT (this "AGREEMENT"), dated as of May 27, 1999, is made between by THE BANK OF NOVA SCOTIA, in its capacity as the Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and ALADDIN GAMING LLC (the "BORROWER"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned thereto in the Credit Agreement (as hereinafter defined).


                              W I T N E S S E T H :
                              =====================

         WHEREAS, pursuant to a Credit Agreement, dated as of February 26, 1998, as amended by the First Amendment to Credit Agreement dated as of January 29, 1999 and as further amended by that certain Second Amendment to Credit Agreement dated as of April 5, 1999 (together with all other amendments and other modifications from time to time thereafter made thereto, collectively, the "CREDIT AGREEMENT"), each among the Borrower, the various lending institutions (individually a "LENDER" and collectively the "LENDERS") as are, or may from time to time become, parties thereto, the Administrative Agent, CIBC Oppenheimer Corp., as the documentation agent, and Merrill Lynch Capital Corporation as the syndication agent, the Lenders extended Commitments to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower; and

         WHEREAS, pursuant to that certain Subordination, Non-Disturbance and Attornment Agreement and Consent (the "ALADDIN SNDA") dated as of June 7, 1999, between the Administrative Agent, Northwind Aladdin, LLC, a Nevada limited-liability company ("NORTHWIND"), the Borrower, State Street Bank and Trust Company, as collateral agent, Aladdin Music, LLC, Aladdin Music Holdings, LLC, and Unicom Corporation, as guarantor, the parties thereto set forth certain agreements regarding their respective rights vis-a-vis one another in connection with the financing, development and use of the Aladdin Project and the Energy Project (as such terms are defined below);

         WHEREAS, the Borrower, as lessor, and Northwind, as lessee, entered into the Lease dated as of December 3, 1997, as amended by that certain Amendment and Agreement dated as of September 25, 1998, that certain Second Amendment and Agreement dated as of May 28, 1999, and that certain Third Amendment and Agreement dated as of May 28, 1999 (such amendments are collectively referred to herein as the "AMENDMENTS", and such lease as so amended is referred to herein as the "LEASE") in respect of a portion of the Property described on Exhibit A thereto (the "ENERGY PROJECT SITE") pursuant to which the Borrower leased the Energy Project Site to Northwind, subject to the terms thereof; and

         WHEREAS, pursuant to that certain Development Agreement dated as of December 3, 1997 between the Borrower and Northwind, as amended by the Amendments (as so amended, the "DEVELOPMENT AGREEMENT"), Northwind agreed to construct an energy production and distribution facility (the "ENERGY
PROJECT") to distribute electricity to, and to produce emergency power, hot water and chilled water for the hotel/casino (the "ALADDIN PROJECT") that is being constructed by the Borrower, the retail project that is being constructed by Aladdin Bazaar LLC ("ALADDIN BAZAAR") and the addition hotel project that may be constructed by Aladdin Music LLC; and

         WHEREAS, pursuant to that certain Energy Services Agreement dated as of September 24, 1998 between the Borrower and Northwind as amended by the Amendments (as so amended, the "ALADDIN ESA", and together with the Lease, the Development Agreement, and the Aladdin SNDA, the "ALADDIN ENERGY DOCUMENTS"), Northwind agreed to sell, and Aladdin Gaming agreed to purchase, electricity, emergency power, hot water and chilled water for the Aladdin Project, subject to the terms thereof; and

         WHEREAS, pursuant to that certain Coordination Agreement dated as of May 28, 1999 between Aladdin Gaming and Aladdin Bazaar (the "COORDINATION AGREEMENT"), Aladdin Gaming and Aladdin Bazaar entered into an agreement regarding their respective rights VIS-A-VIS one another under the Aladdin ESA and the energy services agreement which has been executed and delivered by Aladdin Bazaar; and

         WHEREAS, the Borrower has requested the Administrative Agent to consent to the execution and delivery of the Aladdin Energy Documents by the Borrower and the Administrative Agent has agreed to do so, subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent agree as follows:

         1. CONSENT. The Administrative Agent hereby consents to the execution and delivery of the Aladdin Energy Documents by Borrower; PROVIDED HOWEVER, that the Aladdin ESA shall be in the form annexed hereto as Exhibit A, the Coordination Agreement shall be in the form annexed hereto as Exhibit B, and the Aladdin SNDA shall be in the form attached hereto as Exhibit C.

         2. BORROWER REPRESENTATIONS AND WARRANTIES. As an inducement to the Administrative Agent to deliver this Consent, the Borrower represents and warrants to the Administrative Agent that:

         a. POWERS AND AUTHORITY. The Borrower has the power and authority to enter into and perform, and has taken all necessary action to duly authorize its entry into, performance and delivery of, the Aladdin Energy Documents and the Coordination Agreement.

         b. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by the Borrower of the Aladdin ESA and the Coordination Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Borrower under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, memorandum or articles of association, any other material agreement or instrument to which the Borrower is bound or by which the Borrower or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Borrower or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Borrower.

         c. GOVERNMENTAL CONSENT. The entry into and the performance, validity and enforceability of the Aladdin ESA and the Coordination Agreement and the transactions contemplated thereby does not require any authorization, consent, approval, exemption or other action by or notice to or filing, registration or declaration with, any court or administrative body or other Governmental Authority in connection with the execution and delivery of the Aladdin Energy Documents or the Coordination Agreement, or fulfillment of or compliance with the terms and provisions hereof.

         d. LEGAL VALIDITY. The Aladdin ESA and the Coordination Agreement constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         e. NO OFFSETS OR DEFENSES. To its knowledge, the Borrower has no offsets or defenses to its obligations under the Loan Documents and no claims or counterclaims against the Administrative Agent and the Lender Parties thereunder.

         f. NO DEFAULTS. The Loan Documents are in full force and effect, there are no Events of Defaults by the Borrower thereunder and no event has occurred or failed to occur which, with the giving of notice and/or the passage of time, could constitute an Event of Default thereunder.

         3. RATIFICATION AND REAFFIRMATION. The Borrower hereby ratifies and reaffirms the Loan Documents and each and every covenant and agreement of the Borrower contained therein.

         4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         5. HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         6. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         IN WITNESS whereof the Administrative Agent and the Borrower have caused this Agreement to be executed as of the day and year first above written.

                                   THE BANK OF NOVA SCOTIA, as the
                                   Administrative Agent


                                   By: /S/ Alan Pendergast
                                   -------------------------------------
                                   Name:   Alan Pendergast
                                   Title:  Relationship Manager

                                   ALADDIN GAMING, LLC


                                   By: /S/ Richard Goeglein
                                   -------------------------------------
                                   Name:   Richard Goeglein
                                   Title:  President and Chief Executive Officer

By signing below, the Guarantors (w) ratify and reaffirm the Loan Documents to which they are a party, (x) acknowledge that to their respective knowledge they have no offsets or defenses to their respective obligations under the Loan Documents to which they are a party and no claims or counterclaims against the Administrative Agent or the Lenders and (z) consent to the execution and delivery of the Aladdin ESA and the Coordination Agreement by the Borrower; PROVIDED,
HOWEVER, the aforementioned consent shall not affect any of the rights and obligations of any of the parties to the Loan Documents whether existing on the date hereof or hereafter arising in accordance with the terms of the applicable Loan Documents.

ALADDIN BAZAAR HOLDINGS, LLC


By: /S/ Ronald Dictrow
-------------------------------------
Name:   Ronald Dictrow
Title:  Secretary/Treasurer

THE TRUST UNDER ARTICLE SIXTH
UNDER THE  WILL OF SIGMUND SOMMER


By: /S/ Viola Sommer                 , in its
-------------------------------------
capacity as a trustee and not individually
Name:   Viola Sommer
Title:  Trustee

By: /S/ Jack Sommer                  , in its
-------------------------------------
capacity as a trustee and not individually
Name:   Jack Sommer
Title:  Trustee

LONDON CLUBS INTERNATIONAL PLC


By: /S/ G. Barry C. Hardy
-------------------------------------
Name:   G. Barry C. Hardy
Title:  Chief Operating Officer

                                    EXHIBIT A

                               Form of Aladdin ESA

                                    EXHIBIT B

                         Form of Coordination Agreement

                                    EXHIBIT C

                              Form of Aladdin SNDA


                                      -8-